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                                                                    EXHIBIT 10.4



                             VOTING TRUST AGREEMENT


         THIS VOTING TRUST AGREEMENT (this "Agreement") made and entered into as of the _______ day of May, 1997, by and between CHARLES S. CRAIG ("Craig") and STAFF LEASING, INC., a Florida corporation ("Staff Leasing"), as trustee (Staff Leasing, in its capacity as trustee, is hereinafter referred to as the "Trustee").

         WHEREAS, Craig is the owner of 100 shares of common stock, $.01 par value (the "Shares"), of Staff Acquisition, Inc., a Delaware corporation ("Staff Acquisition"), which constitute all of the issued and outstanding capital stock of Staff Acquisition; and

         WHEREAS, Staff Acquisition is the sole general partner of Staff Capital, L.P., a Delaware limited partnership (the "Partnership"), and of each of the operating limited partnerships ("OLPs"), all of which are Delaware limited partnerships, which operate the business of the Partnership; and

         WHEREAS, the Partnership is the sole limited partner of each of the OLPs; and

         WHEREAS, Staff Leasing was formed for the purpose of effecting a reorganization (the "Reorganization"), pursuant to which all of the holders of limited partnership interests in the Partnership will exchange their partnership interests for common stock, $.01 par value, of Staff Leasing ("Staff Leasing Common Stock"), warrants to purchase Staff Leasing Common Stock and/or cash, as of the case may be, and Staff Leasing will become the sole limited partner of the Partnership and the OLPs; and

         WHEREAS, immediately following the Reorganization, Staff Leasing intends to consummate an initial public offering (the "Initial Public Offering") of Staff Leasing Common Stock; and

         WHEREAS, to facilitate the Initial Public Offering, as part of the Reorganization, Craig has agreed to place the Shares in a voting trust for the benefit of Staff Leasing on the terms set forth in this Agreement, and to grant to Staff Leasing the option to purchase the Shares pursuant to the terms of the Option to Purchase Agreement of even date herewith (the "Option Agreement") between Craig and Staff Leasing;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto do hereby agree as follows:

         1. Transfer of Stock to Trustee. Craig hereby assigns and delivers to the Trustee all stock certificates held by him representing the Shares, accompanied by a duly executed stock
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power, and agrees to do all things necessary for the transfer of the Shares to the Trustee on the books of Staff Acquisition.

         2. Representations and Warranties of Craig. Craig hereby represents and warrants to the Trustee (i) that he owns the Shares free and clear of any liens, charges or other encumbrances (other than those provided herein or in the Option Agreement); (ii) that the Shares have been duly issued, are fully paid and non-assessable, and constitute all of the issued and outstanding shares of capital stock of Staff Acquisition; (iii) that he has the unencumbered and unrestricted right to transfer the Shares to the Trust created under this Agreement; (iv) that he has the legal capacity to enter into this Agreement; and (v) that no consent or approval of any third party or of any governmental or regulatory authority or of any securities exchange, which has not been obtained, is necessary in connection with the execution and delivery of this Agreement and the establishment of the Trust created hereby.

         3. Trustee to Hold Subject to Agreement. The Trustee shall hold the Shares, for the benefit of Craig, under the terms and conditions hereinafter set forth.

         4. Issuance of Stock Certificates to Trustee. The Trustee shall surrender to the proper officer of Staff Acquisition for cancellation all of the stock certificates representing the Shares and shall procure new stock certificates registered in the name of Staff Leasing, Inc., as Trustee under this Agreement.

         5. Voting Trust Certificate. The Trustee shall issue to Craig a Voting Trust Certificate for the Shares (the "Voting Trust Certificate") which shall be substantially in the form attached hereto as Exhibit "A."

         6. Restriction on transfer of Voting Trust Certificate. Craig agrees that during the term of this Agreement, he will not transfer, pledge, hypothecate, give or otherwise alienate any interest in the Voting Trust Certificate, except in accordance with the terms of the Option Agreement, or agree to do any of the foregoing.

         7. Trustee to Vote Shares. It shall be the duty of the Trustee, and the Trustee shall have full power and authority, to represent the holder of the Voting Trust Certificate and the Shares, and to vote the Shares as in its sole judgment may be for the best interest of Staff Leasing. The Trustee shall possess, and shall be entitled to exercise, all rights and powers that absolute owners and holders of record of the Shares possess, including, without limitation, (i) the right to vote the Shares at all meetings of the stockholders of Staff Acquisition upon any and all matters which may be brought before such meetings (including, without limitation the removal and election of members of the Board of Directors of Staff Acquisition), as fully as any stockholder might do if personally present and (ii) the right to consent to or waive the requirement for any act by Staff Acquisition. Craig acknowledges that he and Staff Acquisition will benefit from the Trustee voting the Shares as it may determine to be in the best interest of Staff Leasing and agrees that the Trustee shall so vote the Shares.





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         8.      Trustee's Liability.  The Trustee shall use its best judgment in voting the Shares, but shall not be liable to Craig or any third party for any vote cast, or consent given, in good faith, and in the absence of gross negligence.

         9. Dividends. The Trustee shall collect and receive all dividends that may accrue upon the Shares and shall pay such dividends to the holder of the Voting Trust Certificate.

         10. Continuance and Termination of Trust. This Agreement and the Trust hereby created shall remain in effect (and shall not be terminated) until such time as the Option Agreement shall be terminated in accordance with its terms.

         11. Option Agreement. This Agreement is entered into in accordance with and pursuant to the requirements of the Option Agreement, and the provisions of this Voting Trust Agreement shall be construed consistently with the provisions of the Option Agreement. In the event of a conflict in the provisions hereof and the provisions of the Option Agreement, the provisions of the Option Agreement shall prevail.

         12. Applicable Law. This Agreement is intended to constitute a voting trust agreement within the meaning of Section 218 of the Delaware General Corporation Law, and the rights and obligations of the parties hereunder shall be governed in accordance with the laws of the State of Delaware.

         13. Filing of Agreement with Staff Acquisition. A copy of this Agreement and the Option Agreement shall be filed in the registered office of Staff Acquisition in the State of Delaware and shall be open to the inspection of any stockholder of Staff Acquisition. Any amendment to this Agreement or the Option Agreement shall also be filed in such office.

         14.     Miscellaneous Provisions.

                 (a) All of the covenants and agreements contained in this Agreement shall be binding upon, and shall inure to the benefit of, the respective parties and their successors, assigns, heirs, executors, administrators and other legal representatives, as the case may be.

                 (b) This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the state of Delaware.

                 (c) This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one in the same instrument.

                 (d) If any provision of this Agreement shall be declared void or unenforceable by any court or administrative board of competent jurisdiction, such provision shall be deemed





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to have been severed and the remainder of this Agreement shall continue in all respects to be valid and enforceable.

                 (e) Notices given under this Agreement shall be deemed delivered upon the actual receipt of such notice at the addresses set forth below:

                          (i)     If to Craig:

                                  Charles S. Craig
                                  c/o Staff Leasing, Inc.
                                  600 301 Blvd. West
                                  Suite 202
                                  Bradenton, Florida 34205
                                  Attn: President

                          (ii)    If to Staff Leasing:

                                  Staff Leasing, Inc.
                                  600 301 Blvd. West
                                  Suite 202
                                  Bradenton, Florida  34205
                                  Attn: President

         IN WITNESS WHEREOF, the parties hereto have executed this Voting Trust Agreement as of the date first set forth above.


                                         ----------------------------------
                                         CHARLES S. CRAIG

                     (Signatures Continued on Next Page)





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                                        STAFF LEASING, INC., as Trustee


                                        By:
                                           ----------------------------------
                                           Title:

[SEAL]

----------------------------
Attest:





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                                 EXHIBIT "A"
                          TO VOTING TRUST AGREEMENT

THIS VOTING TRUST CERTIFICATE AND THE SHARES OF COMMON STOCK OF STAFF ACQUISITION, INC. REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER, AND TO AN OPTION TO PURCHASE ON THE PART OF STAFF LEASING, INC., ON THE TERMS SET FORTH IN THE OPTION TO PURCHASE AGREEMENT DATED AS OF _________________, 1997 (THE "OPTION AGREEMENT"), BY AND BETWEEN CHARLES S. CRAIG AND STAFF LEASING, INC.


                            VOTING TRUST CERTIFICATE

                            STAFF ACQUISITION, INC.

No. 1                                 100 Shares of Common Stock, $.01 Par Value


         This is to certify that the undersigned, Staff Leasing, Inc., as Trustee, has received a stock certificate or certificates in the name of Charles S. Craig, evidencing the ownership of 100 shares (the "Shares") of common stock, $.01 par value, of Staff Acquisition, Inc., a Delaware corporation ("Staff Acquistion"), and that the Shares are held subject to the terms and conditions of the Voting Trust Agreement dated as of May _______, 1997 (the "Voting Trust Agreement"), by and between Charles S. Craig (herein called the "Holder") and the Trustee, a copy of which has been filed at the registered office of Staff Acquisition located at 1209 Orange Street, Wilmington, Delaware (c/o The Corporation Trust Company).

         Upon termination of the Voting Trust Agreement, the Holder shall be entitled to receive a stock certificate or certificates for the Shares. Until the actual delivery of such stock certificate or certificates to the Holder (or his designee), the Trustee shall possess, and shall be entitled to exercise, all rights and powers that absolute owners and holders of record of the Shares possess, including, without limitation, the right to vote for every purpose and to consent to or waive the requirement for any act by Staff Acquisition; it being expressly stipulated that no voting right, or right to give consents or waivers in respect of the Shares, passes to the Holder, or his successors or assigns, by or under this Voting Trust Certificate or by or under any agreement, express or implied.

         Until the termination of the Voting Trust Agreement, the Holder is entitled to receive payments equal to the amount of dividends, if any, received by the Trustee upon the Shares, less any taxes imposed thereon which the Trustee may be required to pay thereon or to withhold therefrom under any present or future law.

         In the event of the dissolution or total or partial liquidation of Staff Acquisition, money and other property received by the Trustee in respect of the Shares shall be paid or delivered to the Holder, but only upon surrender of this Voting Trust Certificate in the case of dissolution
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or the presentation of this Voting Trust Certificate for the notation thereon of the distribution in the case of a partial liquidation.

         This Voting Trust Certificate and the right, title and interest in and to the Shares represented hereby are subject to restrictions on transfer, and the Shares are subject to an option to purchase on the part of Staff Leasing, on the terms set forth in the Option Agreement.

         IN WITNESS WHEREOF, the Trustee has signed this Voting Trust Certificate this ______ day of May, 1997.


                                        STAFF LEASING, INC., AS TRUSTEE


                                        By:
                                           ------------------------------------
                                           Title:
[SEAL]

Attest:

--------------------------------
Title:
      --------------------------




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